Exhibit 10.1
THIRD AMENDMENT AGREEMENT
     This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 1st day of April, 2011 among:
     (a) GIBRALTAR INDUSTRIES, INC., a Delaware corporation (“Gibraltar”);
     (b) GIBRALTAR STEEL CORPORATION OF NEW YORK, a New York corporation (“GSNY” and, together with Gibraltar, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);
     (e) JPMORGAN CHASE BANK, N.A. and BMO CAPITAL MARKETS FINANCING, INC, as co-syndication agents; and
     (f) HSBC BANK USA, NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY, as co-documentation agents.
     WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of July 24, 2009, that provides, among other things, for loans and letters of credit aggregating Two Hundred Million Dollars ($200,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:
     1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Borrowing Base” therefrom and to insert in place thereof the following:

     “Borrowing Base” means an amount equal to the total of the following:
     (a) up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable of each Borrowing Base Company; plus
     (b) during the Special D.S. Brown Borrowing Base Period, up to fifty percent (50%) of the aggregate amount due and owing on the Agreed D.S. Brown Eligible Accounts Receivable; plus
     (c) the lowest of:
     (i) the sum of:
     (A) the lesser of:
     (1) up to sixty-five percent (65%) of the aggregate of the cost or market value (whichever is lower), as determined on a first-in first-out basis in accordance with GAAP, of the Eligible Inventory of each Borrowing Base Company; and
     (2) the cost or market value (whichever is lower), as determined on a first-in first-out basis in accordance with GAAP, of Eligible Inventory, multiplied by up to eighty-five percent (85%) of the Appraised Inventory NOLV Percentage; plus
     (B) during the Special D.S. Brown Borrowing Base Period, up to forty percent (40%) of the aggregate of the cost or market value (whichever is lower), as determine on a first-in first-out basis in accordance with GAAP, of the Agreed D.S. Brown Eligible Inventory; and
     (ii) One Hundred Million Dollars ($100,000,000); plus
     (d) the Fixed Asset Advance; minus
     (e) Reserves for Designated Hedge Agreements established pursuant to Section 2.13(b) hereof; minus
     (f) other Reserves, if any;
provided that, anything herein to the contrary notwithstanding, Agent shall at all times have the right to reduce such percentages or dollar amount caps from time to time, in its reasonable credit judgment.

     2. Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “Agreed D.S. Brown Eligible Account Receivable” means an Account that is an account receivable (i.e., each specific invoice) of D.S. Brown that would, if D.S. Brown was a Borrowing Base Company, meet the requirements of an Eligible Account Receivable, as determined by Agent in its reasonable discretion.
     “Agreed D.S. Brown Eligible Inventory” means Inventory of D.S. Brown that would, if D.S. Brown was a Borrowing Base Company, meet the requirements of Eligible Inventory, as determined by Agent in its reasonable discretion.
     “D.S.B. Holding” means D.S.B. Holding Corp., a Delaware corporation.
     “D.S. Brown” means The D.S. Brown Company, an Ohio corporation.
     “D.S. Brown Acquisition” means the Acquisition by Gibraltar of all of the outstanding equity interests of D.S.B. Holding pursuant to the D.S. Brown Acquisition Documents.
     “D.S. Brown Acquisition Date” means the date that the D.S. Brown Acquisition is consummated, pursuant to the D.S. Brown Acquisition Documents.
     “D.S. Brown Acquisition Documents” means the D.S. Brown Purchase Agreement and each other document executed and delivered in connection therewith.
     “D.S. Brown Purchase Agreement” means that certain Stock Purchase Agreement, dated as of March 10, 2011, by and among the stockholders of D.S.B. Holding and Gibraltar.
     “Special D.S. Brown Borrowing Base Period” means the period from the D.S. Brown Acquisition Date to the earlier of (a) the date D.S. Brown becomes a Borrowing Base Company pursuant to Section 2.15 hereof, or (b) forty-five (45) days after the D.S. Brown Acquisition Date.
     3. Amendment to Addition of Borrowing Base Company Provisions. Section 2.15 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and to insert in place thereof the following:
     (a) such Domestic Subsidiary shall have complied with all requirements of Section 5.20 hereof,
     4. Amendment to Acquisition Covenant Provisions. Section 5.13 of the Credit Agreement is hereby amended to delete subsections (e), (g) and (h) therefrom and to insert in place thereof, respectively, the following:

     (e) if the Accounts and Inventory acquired in connection with such Acquisition are proposed to be included in the determination of the Borrowing Base, Agent shall have conducted a field examination and appraisal of such Accounts and Inventory to its reasonable satisfaction; provided that, with respect to the D.S. Brown Acquisition, such field examination and appraisal may be conducted within forty-five (45) days after the D.S. Brown Acquisition Date;
     (g) Borrowers shall have provided to Agent, at least five Business Days prior to such Acquisition, historical financial statements of the target entity and a pro forma financial statement of the Companies accompanied by a certificate of a Financial Officer showing (i) pro forma compliance with Section 5.7 hereof, both before and after giving effect to the proposed Acquisition, (ii) Revolving Credit Availability of no less than Fifty Million Dollars ($50,000,000) after giving effect to such Acquisition, and (iii) that the target entity has generated positive Target EBITDA (excluding proposed synergies or other post acquisition actions or enhancements) for the most recently completed twelve (12) consecutive calendar months prior to such Acquisition; provided that compliance with subpart (ii) above shall not be required with respect to the D.S. Brown Acquisition, unless any Company shall have made a significant asset disposition subsequent to January 28, 2011 and prior to the D.S. Brown Acquisition Date; and
     (h) the aggregate Consideration paid by the Companies for such Acquisition:
     (i) shall not exceed the aggregate amount of Seventy-Five Million Dollars ($75,000,000) (except that the D.S. Brown Acquisition may be for aggregate Consideration of up to One Hundred Five Million Dollars ($105,000,000), so long as the D.S. Brown Acquisition occurs prior to April 30, 2011); and
     (ii) when added to all other Acquisitions (including the D.S. Brown Acquisition) for all Companies during the Commitment Period, shall not exceed the aggregate amount of One Hundred Fifty Million Dollars ($150,000,000).
     5. Amendment to Deposit and Securities Accounts Provisions. Article VI of the Credit Agreement is hereby amended to delete Section 6.19 therefrom and to insert in place thereof the following:
     Section 6.19. Deposit and Securities Accounts. Borrowers have provided to Agent a list of all banks, other financial institutions and Securities Intermediaries at which any Credit Party maintains Deposit Accounts or Securities Accounts as of the D.S. Brown Acquisition Date, which list correctly identifies the name, address and telephone number of each such financial institution or Securities Intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

     6. Amendment to Schedules After the D.S. Brown Acquisition Date. Upon the acceptance by Agent of the updated Schedules to the Credit Agreement pursuant to Section 8 hereof, the Credit Agreement shall be amended to delete Schedule 2 (Guarantors of Payment), Schedule 3 (Borrowing Base Companies), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts) therefrom, and to insert in place thereof, respectively, a new Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6.1, Schedule 6.9, Schedule 6.17 and Schedule 6.19.
     7. Closing Deliveries. Concurrently with the execution of this Amendment, Borrowers shall:
     (a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and
     (b) pay all legal fees and expenses of Agent in connection with this Amendment and any other Loan Documents.
     8. Required Deliveries After the D.S. Brown Acquisition. On or before each of the dates specified in this Section 8, Borrowers shall satisfy each of the items specified in the subparts below:
     (a) within twenty (20) days after the D.S. Brown Acquisition Date, unless a longer period is agreed to by Agent in writing, Borrowers shall deliver to Agent the following replacement Schedules to the Credit Agreement, in each case, as may be requested by Agent, to be in form and substance acceptable to Agent and giving effect to the D.S. Brown Acquisition: Schedule 2 (Guarantors of Payment), Schedule 3 (Borrowing Base Companies), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts); and
     (b) within ten days after the D.S. Brown Acquisition Date, unless a longer period is agreed to by Agent in writing, Borrowers shall cause D.S.B. Holding and any Subsidiary of D.S.B. Holding (other than a Non-Material Subsidiary) to deliver to Agent:
     (i) an executed joinder agreement to the Guaranty of Payment, such agreement to be prepared by Agent and in form and substance acceptable to Agent;
     (ii) an executed joinder agreement to the Pledge and Security Agreement, such agreement to be prepared by Agent and in form and substance acceptable to Agent;

     (iii) such other supporting documentation, Security Documents, corporate governance documents, authorization documents, lien searches and an opinion of counsel as may be deemed necessary or advisable by Agent.
     9. Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Lenders that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.
     10. Waiver and Release. Borrowers, by signing below, hereby waive and release Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     11. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.
     12. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     13. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     14. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     15. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

GIBRALTAR INDUSTRIES, INC.
By:
Name:
Title:

GIBRALTAR STEEL CORPORATION OF NEW YORK
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Documentation Agent and a Lender
By:
Name:
Title:
Signature Page 1 of 3 to
Third Amendment Agreement

JPMORGAN CHASE BANK, N.A., as a Co-Syndication Agent and a Lender
By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a Co-Syndication Agent and a Lender
By:
Name:
Title:

HARRIS N.A., as a Fronting Lender
By:
Name:
Title:

HSCB BANK USA, NATIONAL ASSOCIATION, as a Co-Documentation Agent and a Lender
By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank, as a Lender
By:
Name:
Title:
Signature Page 2 of 3 to
Third Amendment Agreement

US BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page 3 of 3 to
Third Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement, dated as of April 1, 2011. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

AIR VENT INC.	ALABAMA METAL INDUSTRIES CORPORATION

By:	By:

Name:	Name:

Title:	Title:

APPLETON SUPPLY CO., INC.	CONSTRUCTION METALS, LLC

By:	By:

Name:	Name:

Title:	Title:

DIAMOND PERFORATED METALS, INC.	DRAMEX INTERNATIONAL INC

By:	By:

Name:	Name:

Title:	Title:

FLORENCE CORPORATION	FLORENCE CORPORATION OF KANSAS

By:	By:

Name:	Name:

Title:	Title:

GIBRALTAR INTERNATIONAL, INC.	GIBRALTAR STRIP STEEL, INC.

By:	By:

Name:	Name:

Title:	Title:

NOLL/NORWESCO, LLC	SEA SAFE, INC.

By:	By:

Name:	Name:

Title:	Title:

SOLAR GROUP, INC.	SOLAR OF MICHIGAN, INC.

By:	By:

Name:	Name:

Title:	Title:

SOUTHEASTERN METALS MANUFACTURING COMPANY, INC.

By:

Name:

Title: